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                                                                    EXHIBIT 99.1


                            LIBERTY MEDIA CORPORATION

                                       and

                              THE BANK OF NEW YORK

                                     Trustee

                                   ----------

                          TENTH SUPPLEMENTAL INDENTURE

                              dated March 26, 2003

                                   ----------

                           Supplementing the Indenture

                            dated as of July 7, 1999

                                   ----------

                  .75% Exchangeable Senior Debentures due 2023

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     TENTH SUPPLEMENTAL INDENTURE, dated the 26th day of March, 2003, between
LIBERTY MEDIA CORPORATION, a corporation existing under the laws of the State of Delaware (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, having its principal corporate trust office in The City of New York, New York, as trustee (the "Trustee").

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of July 7, 1999 (the "Original Indenture" and, as supplemented to the date hereof, the "Indenture"), providing for the issuance by the Company from time to time of its senior debt securities to be issued in one or more series (in the Original Indenture and herein called the "Securities");

     WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Tenth Supplemental Indenture to the Original Indenture in order to establish the form and terms of, and to provide for the creation and issue of, a series of Securities designated as the ".75% Exchangeable Senior Debentures due 2023" under the Original Indenture in an aggregate principal amount of $1,500,000,000 (or up to $1,750,000,000 if the Initial Purchasers exercise their overallotment option in full) (the "Debentures");

     WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture; and

     WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Tenth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done.

     NOW, THEREFORE, THIS TENTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of the series of Securities designated as the ".75% Exchangeable Senior Debentures due 2023," and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Tenth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

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                                   ARTICLE ONE

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

     SECTION 101.  DEFINITIONS.

     Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined herein, in which case such term shall have the meaning specified herein.

     "AOL TIME WARNER INC." shall mean AOL Time Warner Inc., a Delaware corporation.

     "AOL STOCK" shall mean the common stock of AOL Time Warner Inc., par value $0.01 per share.

     "ADDITIONAL DISTRIBUTION" shall mean any distribution to Holders of the Debentures made pursuant to Section 206 in respect of a Reference Share Distribution.

     "ADJUSTED PRINCIPAL AMOUNT" shall mean, for each $1,000 Original Principal Amount of the Debentures, $1,000, minus any and all Extraordinary Additional Distributions and any Yield Adjustments made in respect of such Original Principal Amount of Debentures pursuant to Section 204.

     "AVERAGE TRANSACTION CONSIDERATION" shall mean, with respect to a holder of one Reference Share subject to a Reference Share Offer, the quotient derived by dividing (a) the aggregate amount of consideration actually paid or distributed to all holders of Reference Shares that participated in such Reference Share Offer, by (b) the total number of Reference Shares outstanding immediately prior to the expiration of the Reference Share Offer of the type entitled to participate in such Reference Share Offer.

     "BUSINESS DAY" shall mean any day that is not a Saturday, Sunday or legal holiday, on which banking institutions or trust companies in The City of New York are authorized or obligated by law or regulation to close.

     "CLOSING PRICE" shall mean, with respect to any security on any date of determination, the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security on such date as reported in the composite transactions (or comparable system) for the principal United States national or regional securities exchange on which such security is listed or a recognized international securities exchange, or, if such security is not listed on a principal United States national or regional securities exchange or on a recognized international securities exchange, as reported by the Nasdaq National Market, or, if such security is not so reported, the last quoted bid price for the security in the over-the-counter market as reported by the National Quotation Bureau or a similar organization. In the event that no such quotation is available for that day, the Company shall cause the Board of Directors to determine the Closing Price on the basis of those quotations that it, in good faith, considers appropriate,

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unless "Closing Price" is to be determined for purposes of valuing securities to be distributed pursuant to a Reference Share Distribution and such securities are expected to have an aggregate value in excess of $100,000,000, in which event the Company shall cause the Closing Price to be determined by a nationally recognized investment banking or appraisal firm appointed by the Company for such purpose. If an "ex-dividend" date for a security occurs during the period used in determining the security's Closing Price, the Closing Price of the security on any day prior to such "ex-dividend" date shall be reduced by the amount of the dividend. For this purpose, the amount of a non-cash dividend will be equal to the value of that dividend, as of the record date therefor, as determined by a nationally recognized investment banking firm retained by the Company for this purpose.

     "COMMON EQUITY SECURITIES" shall mean any securities (i) that are common stock or participate without limitation in earnings and dividends in parity with common stock and (ii) that are Marketable Securities. For greater certainty, the term "Common Equity Securities" does not mean warrants, options or other rights to purchase, or securities exchangeable or convertible into, Common Equity Securities.

     "COMPANY" shall mean the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Company" shall mean such successor Person, and any other obligor upon the Debentures.

     "COMPANY COMMON STOCK" shall mean the Series A Common Stock par value $0.01 per share of the Company as it exists on the date hereof or any other Common Equity Securities of the Company into which such Series A Common Stock may be converted, changed or exchanged pursuant to any merger, consolidation, reclassification, combination, subdivision, statutory share exchange or similar transaction.

     "CURRENT MARKET PRICE" shall mean the average of the daily volume weighted average price ("VWAP") of the relevant security on the principal United States national or regional securities exchange on which such security is listed or, if not so listed, on the Nasdaq Stock Market during the period of trading days prescribed herein for purposes of making such determination as reported by the BLOOMBERG PROFESSIONAL Service provided by BLOOMBERG L.P. or, if such service is no longer providing such information, such other comparable service as the Company shall specify. To the extent that a relevant security is listed on the New York Stock Exchange, the VWAP of the relevant security shall be determined based on the Bloomberg function: "TICKER UN EQUITY AQR" or a successor function on such service. If for whatever reason VWAP is unavailable for a Trading Day, then the Closing Price of the relevant security on that Trading Day shall be used in lieu of VWAP for purposes of determining the Current Market Price of the relevant security. If an "ex-dividend" date for a security occurs during the period used in determining the security's Current Market Price, the VWAP of the security on any day prior to such "ex-dividend" date shall be reduced by the amount of the dividend. For this purpose, the amount of a non-cash dividend will be equal to the value of that dividend, as of the record date therefor, as determined by a nationally recognized investment banking firm retained by the Company for this purpose.

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     "DEBENTURE" shall mean $1,000 Original Principal Amount of the Debentures.

     "DEBENTURES" shall mean the Company's .75% Exchangeable Senior Debentures due 2023.

     "DEPOSITORY" shall have the meaning assigned to it in the Original
Indenture.

     "DTC" shall mean The Depository Trust Company.

     "EXCHANGE AGENT" shall mean any Person authorized by the Company to act as Exchange Agent under the Indenture. The Company initially authorizes the Trustee to act as Exchange Agent for the Debentures on its behalf. The Company may at any time and from time to time authorize one or more Persons (including the Company) to act as Exchange Agent in addition to or in place of the Trustee with respect to the Debentures.

     "EXCHANGE DATE" shall mean, with respect to any Notice of Exchange, the date on which the Notice of Exchange and all documents, instruments and payments required to be tendered in connection with the related exchange have been received by the Exchange Agent.

     "EXCHANGE MARKET VALUE" shall mean, for each Reference Share attributable to the Debentures at the date of determination, the Current Market Price of the Reference Shares for the 15 scheduled Trading Day period commencing on the fourth scheduled Trading Day following the Exchange Date. If there are fewer than 15 Trading Days during such 15 scheduled Trading Day period, then the Exchange Market Value shall be determined on the basis of the actual number of Trading Days during such period. The aggregate Exchange Market Value of the Reference Shares attributable to any Debenture for which a Notice of Exchange is delivered to the Trustee shall equal the sum of the Exchange Market Values of the Reference Shares attributable to such Debenture.

     "EXTRAORDINARY ADDITIONAL DISTRIBUTION" shall mean any Additional Distribution other than a Regular Additional Distribution, whether of cash, securities or property; PROVIDED that in the event of a Reference Share Offer, the amount of the Extraordinary Additional Distribution on each Debenture in respect of such Reference Share Offer shall equal the portion of the Average Transaction Consideration deemed to be received on the Reference Shares of the class or series subject to the Reference Share Offer attributable to such Debenture (immediately prior to giving effect to the Reference Share Proportionate Reduction relating to that Reference Share Offer) other than the portion of the Average Transaction Consideration that consists of Common Equity Securities, which themselves become part of the Reference Shares as a result of the Reference Share Offer Adjustment.

     "EXTRAORDINARY DISTRIBUTION" shall mean any Reference Share Distribution other than a Regular Cash Dividend.

     "FINAL PERIOD DISTRIBUTION" shall mean, for each Debenture, (a) all Regular Cash Dividends on any Reference Shares attributable to such Debenture for which the ex-

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dividend date has occurred but which, at the date of determination, have not been received by the holders of such Reference Shares and (b) all Extraordinary Distributions on any Reference Shares attributable to such Debenture for which the ex-dividend date has occurred but which, at the date of determination, have not been received by the holders of such Reference Shares, but only to the extent that the value of such Extraordinary Distributions (determined in accordance with Section 206(e) or (f)) exceeds the Adjusted Principal Amount of such Debenture.

     "INITIAL PURCHASERS" shall mean Banc of America Securities LLC and J.P. Morgan Securities Inc.

     "INTEREST PAYMENT DATE" shall have the meaning assigned to it in Section
205.

     "INTEREST PERIOD" shall mean each period from and including the most recent Interest Payment Date or, if no interest has been paid on the Debentures, from and including the issue date of the Debentures, to but excluding the next applicable Interest Payment Date or the Stated Maturity of the principal of the Debentures.

     "MATURITY REPAYMENT AMOUNT" shall mean the Original Principal Amount or, if the Original Principal Amount of the Debentures has been reduced pursuant to
Section 204(c), the Adjusted Principal Amount of the Debentures in effect on the Stated Maturity for the principal of the Debentures.

     "NOTICE OF EXCHANGE" shall mean the notice of exchange given to the Exchange Agent by a Holder of its request to exchange Debentures pursuant to
Section 209(c).

     "OPTIONAL REDEMPTION" shall mean any redemption of the Debentures, in whole or in part, at the option of the Company pursuant to Section 208(a).

     "ORIGINAL PRINCIPAL AMOUNT" shall mean the face value of $1,000 principal amount per Debenture.

     "PURCHASE PRICE" shall have the meaning set forth in Section 210(a).

     "PURCHASE REPAYMENT AMOUNT" shall mean the Original Principal Amount or, if the Original Principal Amount of the Debentures has been reduced pursuant to
Section 204(c), the Adjusted Principal Amount of the Debentures in effect on the applicable Purchase Date.

     "PUT NOTICE" shall have the meaning set forth in Section 210(f).

     "PUT NOTICE DATE" shall have the meaning set forth in Section 210(f).

     "REDEMPTION REPAYMENT AMOUNT" shall mean the Original Principal Amount or, if the Original Principal Amount of the Debentures has been reduced pursuant to
Section 204(c), the Adjusted Principal Amount of the Debentures in effect on the Redemption Date.

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     "REFERENCE COMPANY" shall mean AOL Time Warner Inc., for so long as any
Reference Shares are AOL Stock, and any other issuer of a Reference Share.

     "REFERENCE SHARE" shall initially mean one share of AOL Stock; and after the date hereof shall mean and include each share or fraction of a share of Common Equity Securities received by a holder of a Reference Share in respect of that Reference Share and, to the extent the Reference Share remains outstanding after any of the following events but without duplication, including the Reference Share outstanding immediately prior thereto, in each case directly or as the result of successive applications of this paragraph upon any of the following events: (i) a dividend or distribution on or in respect of a Reference Share, made in Reference Shares; (ii) the combination of a Reference Share into a smaller number of shares or other units; (iii) the subdivision of outstanding shares or other units of a Reference Share; (iv) the conversion or reclassification of Reference Shares by issuance or exchange of other Common Equity Securities; (v) any Common Equity Securities issued for a Reference Share in any consolidation or merger of a Reference Company, or any surviving entity or subsequent surviving entity of a Reference Company (referred to herein as a "Reference Company Successor"), with or into another entity (other than any Common Equity Securities issued in connection with (A) a Reference Share Offer or (B) a merger or consolidation in which (x) the Reference Company is the continuing corporation and in which the Reference Shares outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Reference Company or another corporation or (y) an election is given as to the consideration to be received by a holder of Reference Shares); (vi) any Common Equity Securities issued in exchange for a Reference Share in any statutory exchange of securities of a Reference Company or any Reference Company Successor with another corporation (other than any Common Equity Securities issued in connection with (A) a Reference Share Offer or (B) a statutory exchange of securities in which (x) the Reference Company is the continuing corporation and in which the Reference Shares outstanding immediately prior to the statutory exchange are not exchanged for cash, securities or other property of the Reference Company or another corporation or
(y) an election is given as to the consideration to be received by a holder of Reference Shares); (vii) any Common Equity Securities issued with respect to a Reference Share in connection with any liquidation, dissolution or winding up of the Reference Company or any Reference Company Successor; and (viii) any Common Equity Securities received in exchange for a Reference Share as part of the Average Transaction Consideration deemed received in any Reference Share Offer.

     "REFERENCE SHARE DISTRIBUTION" shall mean any dividend or distribution on or in respect of the Reference Shares of a Reference Company, including payments and distributions in connection with (i) the consolidation or merger of such Reference Company or a Reference Company Successor, a statutory exchange of securities of such Reference Company or a Reference Company Successor or a liquidation or dissolution of such Reference Company or a Reference Company Successor or (ii) any Reference Share Offer with respect to such Reference Shares, but shall not include any dividend or distribution made in the form of additional Reference Shares.

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     "REFERENCE SHARE OFFER" shall mean any tender offer or exchange offer made for 30% or more of the outstanding shares of a class or series of Reference Shares of a Reference Company or any consolidation, merger or statutory exchange involving a class or series of Reference Shares of a Reference Company in which an election is given to holders of such Reference Shares as to the consideration to be received in the transaction.

     "REFERENCE SHARE OFFER ADJUSTMENT" shall mean (a) an adjustment to the Reference Shares attributable to each Debenture involved in a Reference Share Offer to include, immediately after the closing of the Reference Share Offer, the portion of the Average Transaction Consideration received in such Reference Share Offer that consists of Reference Shares, and (b) a reduction in the number of Reference Shares attributable to each Debenture involved in a Reference Share Offer immediately prior to such Reference Share Offer by the Reference Share Proportionate Reduction.

     "REFERENCE SHARE PROPORTIONATE REDUCTION" shall mean a proportionate reduction in the number of Reference Shares which are the subject of the applicable Reference Share Offer and attributable to each Debenture, calculated in accordance with the following formula:

                                        X
                                   R = ---
                                        N

where:

     R = the fraction by which the number of Reference Shares of the class or series of Reference Shares subject to the Reference Share Offer and attributable to each Debenture will be reduced;

     X = the aggregate number of Reference Shares of the class or series of Reference Shares that are surrendered and accepted in the Reference Share Offer; and

     N = the aggregate number of Reference Shares of the class or series of Reference Shares subject to the Reference Share Offer outstanding immediately prior to the closing of the Reference Share Offer.

     "REGISTRATION DEFAULT" shall mean either (a) the Shelf Registration Statement is not filed with the Securities and Exchange Commission on or prior to the 90th calendar day following the date of original issuance of the Debentures or (b) such Shelf Registration Statement has not been declared effective on or prior to the 180th calendar day following the date of original issuance of the Debentures.

     "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement, dated as of March 26, 2003, between the Company and the Initial Purchasers.

     "REGISTRATION SUSPENSION" shall mean any period of more than an aggregate of 30 calendar days in any consecutive twelve-month period, occurring after the Shelf

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Registration Statement has been declared effective, during which such Shelf
Registration Statement is not usable as contemplated by the Registration Rights Agreement.

     "REGULAR ADDITIONAL DISTRIBUTION" shall mean any Additional Distribution as a result of a Reference Share Distribution that consists of a Regular Cash Dividend.

     "REGULAR CASH DIVIDEND" shall mean any cash dividend declared and paid or payable by a Reference Company on its Reference Shares in accordance with such Reference Company's publicly announced regular common equity dividend policy.

     "RULE 144A" shall mean Rule 144A under the Securities Act, as such rule may be amended from time to time.

     "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended.

     "SECURITIES EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended.

     "SHELF REGISTRATION STATEMENT" shall mean the registration statement required to be filed by the Company pursuant to the Registration Rights Agreement.

     "TAX ORIGINAL ISSUE DISCOUNT" means the amount of ordinary interest income on a Debenture that must be accrued as original issue discount for United States Federal income tax purposes pursuant to U.S. Treasury Regulation Section 1.1275-4.

     "TRADING DAY" shall mean (i) where the Current Market Price or Closing Price of a security is to be determined, a day on which such security (a) is not suspended from trading or quotation at the close of business on the national or regional securities exchange, recognized international securities exchange, the National Market System or over-the-counter market that is the primary market for the trading or quotation of that security and (b) has traded or been quoted at least once on the national or regional securities exchange, recognized international securities exchange, the National Market System or over-the-counter market that is the primary market for the trading or quotation of that security and (ii), for any other purpose under this Tenth Supplemental Indenture, any day on which the Nasdaq National Market and the New York Stock Exchange are normally open for the transaction of business.

     "YIELD ADJUSTMENT" shall mean any adjustment required to be made to the Adjusted Principal Amount on any Interest Payment Date following any Extraordinary Additional Distribution (except for the Interest Payment Date immediately following such Extraordinary Additional Distribution) so that the interest payment on such Interest Payment Date does not represent an annualized yield in excess of .75% on the Adjusted Principal Amount of the Debentures during the semi-annual period immediately preceding such Interest Payment Date.

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     SECTION 102.  SECTION REFERENCES.

     Each reference to a particular section set forth in this Tenth Supplemental Indenture shall, unless the context otherwise requires, refer to this Tenth Supplemental Indenture.

     SECTION 103.  CONFLICT WITH ORIGINAL INDENTURE.

     To the extent that any of the terms set forth in this Tenth Supplemental Indenture or the certificates representing the Debentures shall conflict with any of the terms of the Original Indenture, the terms of this Tenth Supplemental Indenture and the certificates representing the Debentures shall be controlling with respect to the Debentures.

                                   ARTICLE TWO

                        TITLE AND TERMS OF THE SECURITIES

     SECTION 201.  TITLE OF THE SECURITIES.

     The title of the Securities of the series established hereby is the ".75% Exchangeable Senior Debentures due 2023".

     SECTION 202.  AMOUNT AND DENOMINATIONS.

     The aggregate Original Principal Amount of the Debentures which may be authenticated and delivered under the Indenture is initially limited to $1,500,000,000 (or up to $1,750,000,000 if the Initial Purchasers exercise their overallotment option in full) except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Section 304, 305, 306, 904 or 1107 of the Original Indenture; PROVIDED, HOWEVER, that the series of Securities established hereby may be reopened, without the consent of the Holders of Outstanding Debentures, for issuance of additional Debentures.

     SECTION 203.  REGISTERED SECURITIES.

     The certificates for the Debentures shall be Registered Securities and shall be in substantially the forms attached hereto as Exhibit A and shall bear the legends as are inscribed thereon.

     SECTION 204. STATED MATURITY; CHANGES TO ORIGINAL PRINCIPAL AMOUNT OR ADJUSTED PRINCIPAL AMOUNT.

     (a) The Stated Maturity of the principal of the Debentures shall be March 30, 2023. On the Stated Maturity of the principal of the Debentures, an amount shall become due and payable in respect of each Debenture by the Company equal to the sum of (1) the Adjusted Principal Amount of such Debenture, (2) any accrued and unpaid interest on such Debenture to such Stated Maturity and (3) subject to Section 213, any Final Period Distribution on such Debenture.

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     (b)  (i)  Not less than 22 scheduled Trading Days prior to the Stated
Maturity of the principal of the Debentures, the Company shall provide notice to the Holders at their addresses shown in the Security Register, and to beneficial owners of interests in the Debentures to the extent required by law, as to whether it will pay the Maturity Repayment Amount in cash, Reference Shares or any combination of cash and Reference Shares. Such notice shall specify the percentages or dollar amounts of each form of consideration to be paid by the Company per Debenture in respect of the Maturity Repayment Amount. The notice by the Company pursuant to this Section 204(b) shall be irrevocable.

     (ii) If the Company elects to pay all or a percentage or a dollar amount of the Maturity Repayment Amount in Reference Shares, the Company shall deliver a number of Reference Shares equal to the Maturity Repayment Amount or percentage or appropriate dollar amount thereof to be paid in Reference Shares divided by the Current Market Price of the Reference Shares. The Current Market Price of the Reference Shares for this purpose shall be calculated by the Company for the 15 scheduled Trading Day period ending on the fourth scheduled Trading Day preceding the Stated Maturity of the principal of the Debentures. If there are fewer than 15 Trading Days during such 15 scheduled Trading Day period, then the Current Market Price for the Reference Shares shall be calculated by the Company based upon the actual number of Trading Days during such period.

     (c) The principal amount of each Debenture shall initially equal the Original Principal Amount. Thereafter, the principal amount of each Debenture, as of any date of determination, shall equal the Adjusted Principal Amount. In calculating the Adjusted Principal Amount, (i) the value of any Extraordinary Additional Distribution shall be subtracted as of the date it is distributed to holders of the Debentures, and (ii) the amount of each Yield Adjustment shall be subtracted on the Interest Payment Date to which such Yield Adjustment relates. In no event will the Adjusted Principal Amount be less than zero. The Company shall issue a press release upon the occurrence of each reduction to the Adjusted Principal Amount, and provide it to DTC for dissemination through the DTC broadcast facility for so long as the Debentures are in global form.

     (d) At least five Business Days prior to the Stated Maturity of the principal of Debentures, the Company shall deliver an Officers' Certificate to the Trustee which: (i) sets forth the dollar amount and/or number of Reference Shares to be paid in accordance with Section 204(b) at such Stated Maturity of the principal for each Debenture and for all Debentures then Outstanding, (ii) sets forth a reasonably detailed calculation of such amounts, and (iii) directs the Trustee to adjust its records accordingly and to request the Depository to adjust its records accordingly. At or prior to 10:00 a.m., New York City time, on the date of Stated Maturity of the principal of the Debentures, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003 of the Original Indenture) an amount in cash and/or a number of Reference Shares sufficient to pay, in accordance with Section 204(b), the amount due on all Debentures that are Outstanding at 5:00 p.m., New York City time, on the date of such Stated Maturity (including the

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amount of any interest payable pursuant to Section 205 on the Interest Payment
Date coinciding with such Stated Maturity).

     (e) In the event of an acceleration of maturity of the Debentures pursuant to Section 502 of the Original Indenture, there shall become immediately due and payable an amount equal to the sum of (1) the Adjusted Principal Amount of the Debentures then Outstanding, (2) any accrued and unpaid interest on the Debentures and (3), subject to Section 213, any Final Period Distribution on the Debentures, determined as if (i) in the case of an Event of Default specified in clause (8) or (9) of Section 501 of the Original Indenture (as supplemented by Section 223(c) hereof), the date of such Event of Default were the Stated Maturity of the principal of the Debentures and (ii) in the case of any other Event of Default, the date of declaration of acceleration were the Stated Maturity of the principal of the Debentures.

     SECTION 205.  INTEREST.

     (a) The Debentures shall bear interest from March 26, 2003 or from the most recent Interest Payment Date to which interest has been paid or provided for, payable semiannually on March 30 and September 30 of each year (each, an "Interest Payment Date"), commencing September 30, 2003, to the Persons in whose names the Debentures (or one or more Predecessor Securities) are registered at the close of business on the March 15 or September 15 immediately preceding such Interest Payment Date. Calculations of interest on each Debenture shall be based on the Original Principal Amount, without regard to changes in the Adjusted Principal Amount. Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable on the Debentures on the initial Interest Payment Date shall be computed on the basis of six 30-day months and an additional five days.

     (b) Interest on the Debentures will accrue at the rate of .75% per annum until the principal thereof is paid or made available for payment; PROVIDED, HOWEVER, that such interest rate shall be subject to increase as follows:

          (i) the interest rate shall be increased ("Additional Interest") by one quarter of one percent (0.25%) per annum upon the occurrence of each Registration Default or Registration Suspension, which rate will increase by one quarter of one percent (0.25%) at the beginning of each 90-day period (or portion thereof) that such Additional Interest continues to accrue under any such circumstance, provided that the maximum amount of Additional Interest will in no event exceed one percent (1%) per annum. Immediately following the cure of a Registration Default or Registration Suspension, the accrual of Additional Interest with respect to such Registration Default or Registration Suspension will cease;

          (ii) accrual of Additional Interest will cease and the interest rate will revert to the original rate, in the case of a Registration Default, upon the earlier to occur of (A) the cure of all Registration Defaults or
     (B) the date on which the Debentures are saleable pursuant to Rule 144(k) under the Securities Act or any

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     successor provision; and in the case of a Registration Suspension, upon the
     Shelf Registration Statement once again becoming usable as contemplated under the Registration Rights Agreement;

          (iii) Additional Interest shall accrue from and including the day following the applicable Event Date (as defined below), and shall be computed based on the actual number of days elapsed in each 90-day period; and

          (iv) the Company shall deliver to the Trustee an Officers' Certificate within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date").

     (c) At least five Business Days prior to each Interest Payment Date, the Company shall deliver an Officers' Certificate to the Trustee setting forth: (i) the amount of interest per Debenture due for that Interest Period, (ii) the amount of any Regular Additional Distribution required to be made under Section 206(b) and (iii) the total payment due for that period on all Debentures outstanding.

     SECTION 206.  ADDITIONAL DISTRIBUTIONS.

     (a) The Company shall distribute, or cause to be distributed, as an Additional Distribution to each Holder of a Debenture, any Reference Share Distribution received by holders of Reference Shares, or the cash value thereof, in accordance with this Section 206.

     (b) In the case of any Regular Cash Dividend, the Company shall pay, to the Holder of each Debenture, as a Regular Additional Distribution, the amount of cash received by a holder of the number of Reference Shares attributable to such Debenture in respect of such Regular Cash Dividend in any Interest Period. Such payment shall be made by the Company on the next Interest Payment Date to Holders of Debentures as of 5:00 p.m., New York City time, on the Regular Record Date for such Interest Payment Date, unless the Regular Cash Dividend is paid after the Regular Record Date for such interest payment, in which case the Regular Additional Distribution will be payable on the next subsequent Interest Payment Date.

     (c) In the case of any Extraordinary Distribution, the Company shall deliver, to the Holder of each Debenture, as an Extraordinary Additional Distribution, all dividends and distributions, or the fair market value thereof (determined in accordance with Section 206(e) or (f)), received by a holder of the number of Reference Shares attributable to such Debenture in respect of such Extraordinary Distribution. Any distribution pursuant to this subsection (c) shall be made by the Company to Holders of Debentures as of a special record date which shall be the 10th Business Day after the date of the payment of the Extraordinary Distribution by the applicable Reference Company, and shall be distributed to such Holders on the 10th Business Day following such special record date.

     (d) If an Extraordinary Distribution consists of securities or units that are Marketable Securities (other than securities which are, or become, Reference Shares), such securities or units will be distributed by the Company to Holders of the Debentures in accordance with Section 206(c); provided, that the Company shall not distribute fractional securities or units. In lieu of fractional securities or units, the Company shall pay the Holders of Debentures an amount in cash equal to such fractional interest times the Closing Price of the security or unit to be distributed determined in accordance with Section 206(e). For purposes of determining the existence of fractional interests, all Debentures held by a Holder shall be considered together (no matter how many separate certificates such Holder may have).

     (e) Notwithstanding the foregoing, the Company may, distribute, in lieu of the securities or units referred to in Section 206(d), cash in an amount equal to the average of the Closing Prices of the securities or units that would otherwise have been distributed on the 15 scheduled Trading Days commencing on the Trading Day immediately following the date on which such Extraordinary Distribution is paid by the applicable Reference Company.

     (f) If an Extraordinary Distribution consists of cash, assets or property other than securities or units that are Marketable Securities, the Company shall pay to Holders of the Debentures an amount of cash equal to the fair market value thereof; such fair market value to be determined as of the date such Extraordinary Distribution is made or paid to holders of the applicable Reference Shares. Such fair market value shall be equal to the amount determined in good faith by the Board of Directors, unless the Board of Directors determines in good faith that there is a substantial likelihood that the aggregate fair market value will be in excess of $100,000,000, in which case such fair market value shall be determined by a nationally recognized investment banking or appraisal firm retained by the Company for this purpose. The fair market value so determined shall be set forth in a Board Resolution or, in the case of a determination by an investment banking or appraisal firm, an Officers' Certificate.

     (g) At least five Business Days prior to the payment or delivery of an Extraordinary Additional Distribution by the Company pursuant to Section 206(c), the Company shall deliver to the Trustee a Board Resolution setting a special record date for such Extraordinary Additional Distribution and an Officers' Certificate setting forth: (i) the exact amount of Marketable Securities or cash to be distributed on or with respect to the Reference Shares attributable to each Debenture, and (ii) the total amount of Marketable Securities or cash to be distributed on or with respect to the Reference Shares attributable to all Debentures that are Outstanding as of such special record date. If any distribution relates to any assets or other property that is not publicly traded, then at least five Business Days prior to such distribution, the Company shall deliver to the Trustee: (i) a Board Resolution establishing the fair market value of the assets or other property, unless such fair market value is determined by a nationally recognized investment banking or appraisal firm, in which case the Company shall deliver to the Trustee the report of such firm and
(ii) an Officers' Certificate setting forth (a) the exact amount of cash to be distributed on or with respect to the Reference Shares attributable to each Debenture and (b) the total amount of cash to be distributed on or with respect to the Reference Shares attributable to all Debentures that are Outstanding as of such special record date in respect of any assets or other property that is not publicly traded. The

Trustee is only responsible for distributing Marketable Securities in the form of global book-entry securities that are DTC eligible. At or prior to 10:00 a.m., New York City time, on the date an Extraordinary Additional Distribution is to be made pursuant to Section 206(c), the Company shall (i) in the case of an Extraordinary Additional Distribution consisting of cash or Marketable Securities where the Company has elected pursuant to Section 206(d) to deliver cash in lieu of the Marketable Securities, deposit with the Trustee or with a Paying Agent an amount of cash equal to the Extraordinary Additional Distribution to be paid on such date and (ii) in the case of an Extraordinary Additional Distribution consisting of Marketable Securities where the Company has not elected to deliver cash in lieu of Marketable Securities, transfer by book-entry to the account of the Trustee or a Paying Agent at DTC (or any successor Depository) the amount of Marketable Securities to be distributed in such Extraordinary Additional Distribution on such date. The Company shall act as its own Paying Agent for any Marketable Securities to be delivered other than through book-entry. The Company shall issue a press release setting forth the amount and composition, per Debenture, of any Extraordinary Additional Distribution, and shall deliver such press release to DTC for dissemination through the DTC broadcast facility for so long as the Debentures are in global form.

     SECTION 207.  REGISTRATION, TRANSFER AND EXCHANGE.

     The principal of and interest and Additional Distributions on the Debentures shall be payable and the Debentures may be surrendered or presented for payment, the Debentures may be surrendered for registration of transfer or exchange, and notices and demands to or upon the Company in respect of the Debentures and the Indenture may be served, at the office or agency of the Company maintained for such purposes in The City of New York, State of New York from time to time, and the Company hereby appoints the Trustee, acting through its office or agency in The City of New York designated from time to time for such purpose, as its agent for the foregoing purposes; PROVIDED, HOWEVER, that at the option of the Company payment of interest and Additional Distributions on the Debentures may be made by check mailed to the address of the Persons entitled thereto, as such addresses shall appear in the Security Register; and PROVIDED, FURTHER, that (subject to Section 1002 of the Original Indenture) the Company may at any time remove the Trustee as its office or agency in The City of New York designated for the foregoing purposes and may from time to time designate one or more other offices or agencies for the foregoing purposes and may from time to time rescind such designations. Notwithstanding the foregoing, a Holder of $10 million or more in aggregate Original Principal Amount of Debentures on a Regular Record Date shall be entitled to receive interest payments on the next succeeding Interest Payment Date, other than an Interest Payment Date that is also the date of Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. Any wire transfer instructions received by the Trustee will remain in effect until revoked by the Holder.

     SECTION 208.  REDEMPTION OF THE DEBENTURES.

     (a) OPTIONAL REDEMPTION. The Debentures will be redeemable at the option of the Company, in whole or in part (provided that immediately after any partial redemption at least $100,000,000 Original Principal Amount of Debentures would remain outstanding) at any time or from time to time on or after April 5, 2008, on at least 22 Trading Days (but not more than 60 days) prior notice to Holders of the Debentures. The Redemption Price of each Debenture shall be equal to the sum of (1) the Redemption Repayment Amount of such Debenture, (2) any accrued and unpaid interest on such Debenture to the Redemption Date, and (3) subject to
Section 213, any Final Period Distribution on such Debenture.

     The redemption notice provided pursuant to this Section 208 shall state whether the Company will pay the Redemption Repayment Amount in cash or Reference Shares or any combination thereof and, if a combination, the percentages of each form of consideration to be paid by the Company in respect of the Redemption Payment Amount.

     If the Company elects to pay all or a percentage of the Redemption Repayment Amount in Reference Shares, the Company shall deliver a number of Reference Shares equal to the Redemption Repayment Amount or percentage thereof to be paid in Reference Shares divided by the Current Market Price of the Reference Shares. The Current Market Price of the Reference Shares for this purpose shall be calculated by the Company for the 15 scheduled Trading Day period ending on the fourth scheduled Trading Day preceding the Redemption Date. If there are fewer than 15 Trading Days during such 15 scheduled Trading Day period, then the Current Market Price for the Reference Shares shall be calculated by the Company based upon the actual number of Trading Days during such period.

     Debentures called for redemption may be surrendered for exchange in accordance with Section 209 until 5:00 p.m., New York City time, on the fourth Trading Day preceding the Redemption Date. Any Debenture in respect of which an Exchange Notice is submitted that is subsequently withdrawn shall remain subject to redemption.

     (b) NOTICES. In case of any redemption, the Company shall deliver an Officers' Certificate to the Trustee not less than five Business Days prior to the Redemption Date which sets forth (i) the Redemption Price to be paid for each Debenture called for redemption on such Redemption Date, (ii) the percentages of each form of consideration to be paid in respect of the Redemption Repayment Amount, and (iii) the aggregate amount payable for all Debentures called for redemption on such Redemption Date.

     (c) INTEREST ACCRUAL TO CEASE. Once notice of redemption has been given and Reference Shares and/or funds are irrevocably deposited with the Paying Agent, interest on the Debentures will cease to accrue on and after the Redemption Date and all rights of the Holders of the Debentures called for redemption will cease, except for the right of Holders to receive the Redemption Price (but without interest on such Redemption Price) and any right to receive payment pursuant to Section 213.

     (d) PAYMENT FAILURE. In the event that the Company fails to pay any amount due on redemption of the Debentures on a Redemption Date, interest on the Debentures called for redemption shall continue to accrue at an annual rate of ..75% of the Original Principal Amount thereof from the date originally set for redemption to the actual date of payment, and such actual date of payment shall be deemed to be the Redemption Date for purposes of calculating the amount to be paid to the Holders of Debentures on redemption, except that the amount of the Final Period Distribution shall be determined as of the date originally set for redemption.

     (e) COMPANY NOTICE. Section 1102 of the Original Indenture is hereby deleted, solely with respect to the Debentures, and in lieu thereof the following shall be applicable to the Debentures:

          "The election of the Company to optionally redeem any Debentures shall be evidenced by or pursuant to a Board Resolution. In the case of any optional redemption by the Company that involves less than all of the Debentures, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be acceptable to the Trustee), notify the Trustee of such Redemption Date and of the Original Principal Amount of Debentures to be redeemed."

     SECTION 209.  EXCHANGE OF THE DEBENTURES.

     (a) Each Debenture will be exchangeable at the option of the Holder at any time for the Exchange Market Value of the Reference Shares attributable to that Debenture except as otherwise provided in subsection (f) below and except following a Holder's irrevocable election pursuant to Section 210 to tender such Debenture for purchase by the Company. The number of Reference Shares attributable to each Debenture shall initially be 57.4079, subject to adjustment as a result of any Reference Share Proportionate Reduction or any other adjustment contemplated by the definition of "Reference Shares."

     (b) The Company may, at its option, (i) pay 100% of the Exchange Market Value of the Reference Shares attributable to each Debenture in cash; (ii) deliver the Reference Shares attributable to such Debenture in payment of such Exchange Market Value; (iii) deliver shares of Company Common Stock in payment of such Exchange Market Value; or (iv) deliver a combination of Reference Shares, Company Common Stock and cash in payment of such Exchange Market Value. Such payment or delivery will be made as promptly as practicable, but in any event within four Trading Days after the date of determination of the Exchange Market Value. The Company shall notify the Exchange Agent of its election to pay cash, deliver Reference Shares, deliver shares of Company Common Stock, or a combination of the foregoing, which shall be irrevocable, and the Exchange Agent shall notify DTC of such election, by no later than 9:30 a.m., New York City time, on the second Trading Day next following the applicable Exchange Date. The Exchange Agent shall notify an exchanging Holder (if other than DTC) of the Company's election under this Section 209(b) prior to 2:00 p.m., New York City time, on such second Trading Day. If the Company fails to timely notify the Exchange Agent, then the Company will be deemed to have elected to pay the Exchange Market Value solely in Reference Shares.

     If the Company elects to pay all or a percentage of the Exchange Market Value in Reference Shares, the Company shall deliver, for each Debenture, a number of Reference Shares equal to the number of Reference Shares attributable to each Debenture multiplied by the percentage of each Debenture to which the Company's election to deliver Reference Shares relates.

     If the Company elects to pay all or a percentage of the Exchange Market Value in cash, the Company shall pay all or such percentage of the Exchange Market Value to which such election relates in cash.

     If the Company elects to pay or all or a percentage of the Exchange Market Value in shares of Company Common Stock, the Company shall deliver a number of shares of Company Common Stock equal to the Exchange Market Value or percentage thereof to be paid in Company Common Stock divided by the Current Market Price of the Company Common Stock. The Current Market Price of the Company Common Stock for this purpose shall be calculated by the Company for the 15 scheduled Trading Day period commencing on the fourth scheduled Trading Day following the Exchange Date. If there are fewer than 15 Trading Days during such 15 scheduled Trading Day period, then the Current Market Price for the Company Common Stock shall be calculated by the Company based upon the actual number of Trading Days during such period.

     (c) To exchange a Debenture a Holder must (a) in the case of a Debenture held through the Depository, surrender such Debenture for exchange through book-entry transfer into the account of the Exchange Agent, transmit an agent's message requesting such exchange and comply with such other procedures of the Depository as may be applicable in the case of an exchange and (b) in the case of a Debenture held in certificated form, (i) complete and manually sign the Notice of Exchange attached to the Debenture (or complete and sign a facsimile of the Notice of Exchange) and deliver such Notice of Exchange to the Exchange Agent, (ii) surrender the Debenture to the Exchange Agent, (iii) furnish appropriate endorsements and transfer documents, if required by the Exchange Agent, the Company or the Trustee and (iv) pay any transfer or similar tax, if required. An exchange shall be deemed to have been effected at 5:00 p.m., New York City time, on the Exchange Date.

     A Holder may exchange a portion of its Debentures only if the portion is $1,000 Original Principal Amount or an integral multiple thereof. Following the Exchange Date for an exchange of Debentures, all rights of the Holder with respect to such Debentures shall cease, except for the right of such Holder to receive 100% of the Exchange Market Value of the Reference Shares attributable to such Debentures.

     (d) By 10:00 a.m., New York City time, on each Trading Day following receipt by the Exchange Agent of notification from DTC that DTC has received an agent's message from a DTC participant electing to exercise its exchange option with respect to its Debentures, and delivery of such Debentures into the Exchange Agent's

DTC participant account, or following receipt of a complete manually signed Notice of Exchange and receipt of certificated Debentures from a Holder, the Exchange Agent shall notify the Company of the principal amount of Debentures which has been tendered. When the Exchange Market Value has been determined, the Company shall deliver an Officers' Certificate to the Trustee setting forth the exact amount to be paid or the amount of Reference Shares or shares of Company Common Stock, as the case may be, to be delivered to the tendering Holder and shall deposit such amount with the Exchange Agent (except that if the Company elects to deliver Reference Shares or shares of Company Common Stock, as the case may be, in certificated form, the Company shall act as its own Paying Agent as to such shares). Upon receipt of such payment or delivery from the Company, the Exchange Agent shall pay DTC as soon as practicable or, in the cases of Debentures that are held in certificated form, as directed by the tendering Holder. Where the Company acts as its own Paying Agent with respect to certificated Reference Shares and/or Company Common Stock, it shall deliver them
(i) as directed by the relevant participants of the Depositary, as identified by the Depositary, or (ii) to or at the direction of tendering Holders of Debentures.

     (e) In the case of any exchange made during the period from (but excluding) a Regular Record Date for any Interest Payment Date to (but excluding) such Interest Payment Date, the Holder shall tender funds equal to the interest and any Additional Distribution payable on such Interest Payment Date.

     (f) The right to exchange Debentures pursuant to this Section 209 shall terminate at 5:00 p.m., New York City time, (i) in the case of Stated Maturity of the principal of the Debentures, on the fourth Trading Day immediately preceding such Stated Maturity, (ii) in the case of an optional redemption, on the fourth Trading Day immediately preceding the Redemption Date and (iii) in the case of a purchase under Section 210, on the date of the Purchase Notice.

     (g) A Holder may withdraw a properly delivered Notice of Exchange by providing a written notice of withdrawal to the Exchange Agent by the close of business on the Trading Day next following the date on which the Exchange Agent provides notice to Holders pursuant to Section 209(b) as to the form of consideration to be provided upon exchange. The Holder's withdrawal notice shall state the Original Principal Amount of the Debentures being withdrawn, the certificate numbers of the Debentures being withdrawn and the Original Principal Amount, if any, of the Debentures that remain subject to the Notice of Exchange.

     (h) Upon an exchange of a Debenture, that portion of accrued and unpaid interest, if any, on the exchanged Debenture attributable to the period from the most recent Interest Payment Date (or, if no Interest Payment Date has occurred, from the issue date of the Debentures) through the Exchange Date and Tax Original Issue Discount accrued through the Exchange Date with respect to the exchanged Debenture shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of Reference Shares or shares of Company Common Stock (together with any cash payment in lieu of fractional shares) or cash, or a combination of cash, Reference Shares and/or shares of Company Common Stock, in exchange for the Debenture being exchanged pursuant to the provisions hereof, and the fair market value of such Reference Shares or shares of Company Common Stock (together with any such cash payment in lieu of fractional shares), or cash, or a combination of cash, Reference Shares and/or shares of Company Common Stock, shall be treated as issued, to the extent thereof, first in exchange for accrued and unpaid interest and Tax Original Issue Discount accrued through the Exchange Date and the balance, if any, of such fair market value of such Reference Shares or shares of Company Common Stock (and any such cash payment), or cash, shall be treated as issued in exchange for the Principal Amount of the Debenture being exchanged pursuant to the provisions hereof.

     SECTION 210.  PURCHASE OF SECURITIES AT OPTION OF THE HOLDER.

     (a) Debentures shall be purchased by the Company on March 30, 2008, March 30, 2013 or March 30, 2018 (each, a "Purchase Date"), for a purchase price per Debenture equal to the sum of (1) the Purchase Repayment Amount of the Debenture, (2) any accrued and unpaid interest on such Debenture to the Purchase Date and (3) subject to Section 213, any Final Period Distribution on such Debenture (the "Purchase Price"), at the option of the Holder thereof, upon:

          (1) delivery to the Paying Agent, by the Holder, of a written notice of purchase (a "Purchase Notice"), which shall be irrevocable, at any time from the opening of business on the date that is 20 Business Days prior to a Purchase Date until the close of business on the fifth Business Day immediately preceding such Purchase Date stating:

          (A) the certificate number of the Debenture which the Holder will deliver to be purchased;

          (B) the portion of the Original Principal Amount of the Debentures which the Holder will deliver to be purchased, which portion must be in an Original Principal Amount of $1,000 or any integral multiple thereof; and

          (C) that such Debenture shall be purchased as of the Purchase Date pursuant to the terms and conditions specified in the Debenture and the Indenture.

          (2) delivery of such Debenture to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 210 only if the Debenture so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Company.

     The Company shall purchase from the Holder thereof, pursuant to this
Section 210, a portion of a Debenture if the Original Principal Amount of such portion is $1,000 or any integral multiple of $1,000. Provisions of the Indenture that apply to the purchase of all of a Debenture also apply to the purchase of such portion of a Debenture.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 210 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Debenture.

     The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice.

     (b) The Debentures to be purchased pursuant to Section 210(a) may be paid for, at the election of the Company, in cash, Reference Shares or shares of Company Common Stock, or in any combination thereof. For any repurchase pursuant to this Section 210, the Company shall designate, in the Put Notice delivered pursuant to Section 210(f), whether the Company will purchase the Debentures for cash, Reference Shares or shares of Company Common Stock, or, if a combination thereof, the percentages of the Purchase Price of Debentures in respect of which it will pay in cash, Reference Shares or shares of Company Common Stock; provided that the Company will pay cash for fractional interests in Reference Shares or shares of Company Common Stock, as the case may be. All Holders whose Debentures are purchased on a Purchase Date pursuant to this Section 210 shall receive the same percentage of cash or Reference Shares or shares of Company Common Stock paid by the Company on such Payment Date in payment of the Purchase Price for such Debentures, except with regard to the payment of cash in lieu of fractional shares of Reference Shares or Company Common Stock, as the case may be. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Put Notice to Holders.

     (c) On each Purchase Date, at the option of the Company, the Purchase Price of Debentures in respect of which a Purchase Notice pursuant to Section 210(a) has been given, or a specified percentage thereof, may be paid by the Company with cash; provided that any portion of the Purchase Price which is not paid in Reference Shares or Company Common Stock shall be paid in cash.

     (d) On each Purchase Date, at the option of the Company, the Purchase Price of Debentures in respect of which a Purchase Notice pursuant to Section 210(a) has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Company Common Stock equal to the number obtained by dividing the Purchase Price or such specified percentage thereof, as the case may be, by the Current Market Price of the Company Common Stock. The Current Market Price of the Company Common Stock for this purpose shall be calculated by the Company for the 15 scheduled Trading Day period ending on the fourth scheduled Trading Day preceding the Purchase Date. If there are fewer than 15 Trading Days during such 15 scheduled Trading Day period, then the Current Market Price for the Company Common Stock shall be calculated by the Company based upon the actual number of Trading Days during such period.

     (e) On each Purchase Date, at the option of the Company, the Purchase Price of Debentures in respect of which a Purchase Notice pursuant to Section 210(a) has been given, or a specified percentage thereof, may be paid by the Company by the delivery of a number of Reference Shares equal to the number obtained by dividing the Purchase Price or such specified percentage thereof, as the case may be, by the Current Market Price of the Reference Shares. The Current Market Price of the Reference Shares for this purpose shall be calculated by the Company for the 15 scheduled Trading Day period ending on the fourth scheduled Trading Day preceding the Purchase Date. If there are fewer than 15 Trading Days during such 15 scheduled Trading Day period, then the Current Market Price for the Reference Shares shall be calculated by the Company based upon the actual number of Trading Days during such period.

     (f) The Company's notice of election to purchase with cash, Reference Shares or shares of Company Common Stock or any combination thereof (the "Put Notice") shall be sent to the Holders (and to beneficial owners as required by applicable law) not less than 22 scheduled Trading Days prior to the applicable Purchase Date (the "Put Notice Date"). Any such Put Notice shall state the manner of payment elected and shall contain the following information:

     Each Put Notice shall include a form of Purchase Notice to be completed by a Holder and shall state:

          (i)    the Purchase Price per Debenture;

          (ii)   the name and address of the Paying Agent;

          (iii) that Debentures must be surrendered to the Paying Agent to collect payment of the Purchase Price;

          (iv) that the Purchase Price for any Debenture as to which a Purchase Notice has been given, will be paid promptly following the later of the Purchase Date and the time of surrender of such Debenture;

          (v)    the procedures the Holder must follow to exercise rights under
     Section 210 and a brief description of those rights;

          (vi) that the tender of a Purchase Notice to the Company shall be irrevocable; and

          (vii) that, unless the Company defaults in making payment of such Purchase Price, Debentures surrendered for purchase will cease to accrue interest on and after the Purchase Date.

     (g)  [reserved]

     (h) Prior to 10:00 a.m. New York City time on the Purchase Date, the Company shall deposit with the Paying Agent cash or Reference Shares or shares of Company Common Stock, or a combination thereof, as applicable, sufficient to pay the aggregate Purchase Price of all Debentures to be purchased on a Purchase Date pursuant to this Section 210, provided that the Company shall act as its own Paying Agent to the extent that the Reference Shares or Company Common Stock are in certificated form. As soon as practicable after the Purchase Date, the Company shall deliver to each Holder entitled to receive Reference Shares or shares of Company Common Stock, as the case may be, through the Paying Agent, a certificate (or other evidence of ownership) for the number of full shares of Reference Shares or shares of Company Common Stock, as the case may be, issuable in payment of the Purchase Price. The person in whose name the certificate (or other evidence of ownership) for Reference Shares or shares of Company Common Stock is registered shall be treated as a holder of record of such Reference Shares or shares of shares of Company Common Stock, as the case may be, on the Business Day following the Purchase Date.

     (i) There shall be no purchase of any Debentures pursuant to Section 210 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Debentures, of the required Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Purchase Price). The Paying Agent will promptly return to the respective Holders thereof any Debentures held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price) in which case, upon such return, the Purchase Notice with respect thereto shall be deemed to have never been given.

     (j) In connection with any offer to purchase or purchase of Debentures under Section 210 (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act and any other then applicable tender offer rules and otherwise, if required, comply with all federal and state securities laws so as to permit the rights and obligations under Section 210 to be exercised in the time and in the manner specified in Section 210.

     SECTION 211. SPECIAL PROVISIONS RELATING TO PAYMENT IN REFERENCE SHARES AND/OR COMPANY COMMON STOCK.

     (a) The Company will not issue a fractional Reference Share or fractional share of Company Common Stock. Instead, the Company will pay cash for the Current Market Price of any fractional share. The Current Market Price of a fraction of a share shall be determined by multiplying the Current Market Price of the Reference Share or Company Common Stock determined for purposes of calculating the number of shares to be delivered in respect of the applicable payment by such fraction and rounding the product to the nearest whole cent. It is understood that if more than one Debenture is to be exchanged, redeemed, purchased or paid pursuant to Section 204, 208, 209 or 210 in Reference Shares or shares of Company Common Stock, the number of Reference Shares or shares of Company Common Stock shall be based on the aggregate amount of Debentures to be exchanged, redeemed, purchased or paid.

     (b) The Company's right to issue Company Common Stock in satisfaction of its obligations hereunder to exchange or purchase Debentures shall be conditioned upon:

          (i) the Company's having given a timely notice specifying the percentage of the Debentures or the Exchange Market Value to be paid in Company Common Stock;

          (ii) the shares of Company Common Stock having been admitted for listing or admitted for listing subject to notice of issuance on the principal United States national or regional securities exchange on which the shares of Company Common Stock are then listed or, if the shares of Company Common Stock are not then listed on a national or regional securities exchange, then admitted for trading in the Nasdaq Stock Market;

          (iii) the registration of the shares of Company Common Stock to be issued under the Securities Act of 1933, as amended (the "Securities Act"), if required;

          (iv) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

          (v) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Company Common Stock are in conformity with the Indenture and (B) the shares of Company Common Stock to be issued by the Company in payment of the Purchase Price or Exchange Market Value has been duly authorized and, when issued and delivered pursuant to the terms of the Indenture in payment of the Purchase Price or the Exchange Market Value in respect of the Debentures, will be validly issued, fully paid and non-assessable and, in the case of such Officers' Certificate, stating that conditions (i), (ii),
     (iii) and (iv) above have been satisfied and, in the case of such Opinion of Counsel, stating that conditions (ii), (iii) and (iv) above have been satisfied.

     (c) The Company covenants that all shares of Company Common Stock delivered in accordance with the provisions hereof shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

     Prior to the time the Company delivers Company Common Stock in payment of any amount pursuant to the Debentures, the Company shall deliver to the Trustee an Officers' Certificate which certifies that the Company Common Stock deliverable by the Company hereunder will be freely transferable without registration under federal or state securities laws, subject to any restrictions imposed on a holder of Debentures which is an Affiliate of the Company.

     (d) Prior to the time the Company delivers Reference Shares in payment of any amount pursuant to the Debentures, the Company shall deliver to the Trustee an

Officers' Certificate which certifies that the AOL Stock (or any other Reference Shares) deliverable by the Company hereunder may be so delivered without registration under federal or state securities laws and will be freely transferable without registration under federal or state securities laws, subject to any restrictions imposed on a holder of Debentures which is an Affiliate of the Company.

     SECTION 212.  DISTRIBUTIONS OF REFERENCE SHARES OR OTHER SECURITIES.

     (a) The Company will pay any and all documentary, stamp, transfer or similar taxes that may be payable in respect of the transfer and delivery of Reference Shares, shares of Company Common stock or in connection with an Extraordinary Additional Distribution pursuant hereto; PROVIDED, HOWEVER, that the Company shall not be required to pay any such tax which may be payable in respect of any transfer involved in delivery of such property to a name other than that in which the Debentures were registered, and no such transfer or delivery shall be made unless and until the Person requesting such transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

     (b) The Company hereby warrants that upon delivery of any Reference Shares or any securities in connection with any Extraordinary Additional Distribution pursuant to this Supplemental Indenture, the Holder of a Debenture shall receive all rights held by the Company in the securities to be delivered, free and clear of any and all liens, claims, charges and encumbrances, other than any liens, claims, charges and encumbrances which may have been placed thereon by the prior owner thereof prior to the time acquired by the Company.

     SECTION 213.  FINAL PERIOD DISTRIBUTION PAYMENT.

     (a) In the case of a Final Period Distribution within the meaning of clause (b) of the definition of "Final Period Distribution," the Company shall pay such Final Period Distribution to the Holders of Debentures that have been repaid in accordance with the first sentence of Section 204(b), redeemed in accordance with Section 208(a) or purchased in accordance with Section 210(a) as of a special record date which shall be the 10th Business Day after the date of the payment of the relevant Extraordinary Distribution by the applicable Reference Company; and such payment shall be distributed on the 10th Business Day following such special record date. The Company shall give notice regarding such distribution to the Trustee in accordance with the provisions of Section 206(g).

     (b) In the case of a Final Period Distribution within the meaning of clause (a) of the definition of "Final Period Distribution," the Company shall pay such Final Period Distribution to the Holders of Debentures that have been repaid in accordance with the first sentence of Section 204(b), redeemed in accordance with Section 208(a) or purchased in accordance with Section 210(a) on the fifth Business Day following the payment of the Regular Cash Dividend by the applicable Reference Company, to the persons to whom the Original Principal Amount or the Adjusted Principal Amount, as the case may be, shall have been paid. The Company shall give notice regarding such distribution to the Trustee in accordance with the provisions of Section 206(g).

     (c) In the event that the applicable Reference Company fails to make the Extraordinary Distribution referred to in subsection (a) or (b) above at the time or in the amount expected, the Company shall pursue any claim it has against such Reference Company, whether as a security holder or otherwise, on behalf of the Holders of Debentures. Reasonable costs of such actions by the Company may be deducted from the amount of any Extraordinary Distribution before any distribution is made to Holders of Debentures pursuant to Section 206.

     SECTION 214.  DENOMINATIONS.

     The Debentures shall be issued in denominations of $1,000 and integral multiples in excess thereof.

     SECTION 215.  APPLICABILITY OF CERTAIN ORIGINAL INDENTURE PROVISIONS.

     Section 402 of the Original Indenture, relating to defeasance and covenant defeasance, shall not be applicable to the Debentures.

     SECTION 216.  SECURITY REGISTRAR AND PAYING AGENT.

     The Trustee shall be the initial Paying Agent and initial transfer agent for the Debentures (subject to the Company's right (subject to Section 1002 of the Original Indenture) to remove the Trustee as such Paying Agent and/or transfer agent and, from time to time, to designate one or more co-registrars and one or more other Paying Agents and transfer agents and to rescind from time to time any such designations), and The City of New York is designated as a Place of Payment for the Debentures.

     SECTION 217.  GLOBAL DEBENTURES.

     (a) The Debentures shall be issued in the form of one or more global Debentures. The initial Depository for the global Debentures shall be DTC, and the depositary arrangements shall be those employed by whoever shall be the Depositary with respect to the Debentures from time to time. Debentures shall be offered and sold by the Initial Purchasers in reliance on Rule 144A to Qualified Institutional Buyers (as such term is defined in Rule 144A), and shall be issued in the form of global Debentures in definitive fully registered form without interest coupons, substantially in the form of Exhibit A. Each global Debenture shall be deposited on behalf of the purchasers of the Debentures represented thereby with the custodian for the Depositary, and registered in the name of a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture. The aggregate Original Principal Amount of a global Debenture may from time to time be decreased as a result of partial redemptions, exchanges and purchases, by adjustments made on the records of the custodian for the Depositary or the Depositary or its nominee, as the case may be.

     (b) Debentures issued in global form will be exchangeable for certificated Debentures of like tenor and terms and of differing authorized denominations aggregating a like principal amount, only if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Debentures, (ii) the Depository ceases to be a clearing agency under the Securities Exchange Act, (iii) the Company in its sole discretion determines that the global Debentures shall be exchangeable for certificated securities, or
(iv) there shall have occurred and be continuing an Event of Default under the Indenture with respect to the Debentures. Upon such exchange, the certificated Debentures shall be registered in the names of the beneficial owners of the global Debentures which they have replaced; such names shall be provided to the Trustee by the relevant participants of the Depository, as identified by the Depository.

     SECTION 218.  SINKING FUND.

     The Debentures shall not be subject to any sinking fund or similar provision.

     SECTION 219.  AMENDMENTS TO CERTAIN SECTIONS OF THE ORIGINAL INDENTURE.

     (a) The amendments to the Original Indenture contained in this Section 223 shall apply only to the series of Debentures established pursuant to this Tenth Supplemental Indenture.

     (b) Clause (1) of Section 501 of the Original Indenture is hereby amended by adding the words "or distributions" following the word "interest" on the first and third lines.

     (c) A new clause (3) is hereby added to Section 501 of the Original Indenture, to read as follows, and existing clauses (3) through (9) are renumbered accordingly and all references in the Original Indenture to existing clauses (3) through (9) are renumbered accordingly:

               (3) failure of the Company to comply with its obligations to deliver cash, Reference Shares or shares of the Company Common Stock, if applicable, in exchange for Debentures pursuant to Sections 204, 208 or 209 of this Tenth Supplemental Indenture.

     (d) Clauses (1) and (2) of the second paragraph of Section 502 of the Original Indenture are hereby amended by adding the words "and distributions" following the word "interest" in the second line of each such clause.

     (e) Clause (1) of Section 902 of the Original Indenture is hereby amended by adding the words "or distributions" following the word "interest" on the second line.

     (f) Section 902 of the Original Indenture is hereby further amended by adding a new clause (5), to read as follows:

               (5) reduce the amount of cash, Reference Shares or Company Common Stock deliverable upon exchange of the Debentures.

     (g) Unless the context otherwise requires, all references to payment of principal in the Original Indenture shall include the payment of the Maturity Repayment Amount, and all references to payment of interest shall include Additional Distributions.

     SECTION 220.  BUSINESS DAY

     If any date specified herein for the taking of any action (including a date for giving notice) is not a Business Day, the action shall be taken on the next succeeding day that is a Business Day, and, if the action to be taken on such date is a payment in respect of the Debentures, no interest shall accrue for the intervening period.

     SECTION 221.  CALCULATION OF TAX ORIGINAL ISSUE DISCOUNT.

          The Company agrees, and each Holder and any beneficial owner of a Debenture by its purchase thereof shall be deemed to agree, to treat, for United States federal income tax purposes, the Debentures as debt instruments that are subject to U.S. Treasury Regulation Section 1.1275-4(b). For United States federal income tax purposes, the Company agrees, and each Holder and any beneficial owner of a Debenture by its purchase thereof shall be deemed to agree, to treat the fair market value of any Reference Shares or any shares of Company Common Stock received upon an exchange of a Debenture, upon a redemption of a Debenture, or upon a purchase of a Debenture at the Holder's option (together with any cash payment in lieu of fractional shares) or cash, or a combination of cash, Reference Shares and/or shares of Company Common Stock as a contingent payment on the Debenture for purposes of U.S. Treasury Regulation
Section 1.1275-4(b) and to accrue interest with respect to outstanding Debentures as original issue discount for United States federal income tax purposes (i.e., Tax Original Issue Discount) according to the "noncontingent bond method," set forth in Section 1.1275-4(b) of the U.S. Treasury Regulations, using the comparable yield set forth in Exhibit A to this Tenth Supplemental Indenture compounded semiannually and the projected payment schedule set forth in Exhibit A to this Tenth Supplemental Indenture.

     The Company acknowledges and agrees, and each Holder and any beneficial owner of a Debenture by its purchase thereof shall be deemed to acknowledge and agree, that (i) the comparable yield means the annual yield the Company would pay, as of the issue date, on a fixed-rate debt security with no exchange right or other contingent payments but with terms and conditions otherwise comparable to those of the Debentures, (ii) the schedule of projected payments is not determined for any purpose other than for the determination of interest accruals and adjustments thereof in respect of the Debentures for United States federal income tax purposes and (iii) the comparable yield and the schedule of projected payments do not constitute a projection or representation regarding the amounts payable on the Debentures.

                                  ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

     The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Tenth Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

     Except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed. This Tenth Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

     This Tenth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

     This Tenth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed as of the day and year first above written.

                                         LIBERTY MEDIA CORPORATION


                                         By:  /s/ Charles Y. Tanabe
                                            -----------------------------------
                                         Name:  Charles Y. Tanabe
                                         Title: Senior Vice President, General
                                                Counsel and Secretary

                                         THE BANK OF NEW YORK, as Trustee


                                         By:  /s/ Remo J. Reale
                                            -----------------------------------
                                         Name:  Remo J. Reale
                                         Title: Vice President

                                                                       EXHIBIT A

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT BETWEEN LIBERTY MEDIA CORPORATION ("LIBERTY") AND THE INITIAL PURCHASERS NAMED THEREIN, DATED MARCH 26, 2003 (THE "REGISTRATION RIGHTS AGREEMENT"). LIBERTY WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO LIBERTY AT ITS PRINCIPAL PLACE OF BUSINESS.

FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT AND THE ISSUE DATE OF THIS SECURITY IS MARCH 26, 2003. IN ADDITION, THIS SECURITY IS SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE ISSUE PRICE OF EACH SECURITY IS $985 PER $1,000 OF PRINCIPAL AMOUNT AND THE COMPARABLE YIELD IS 5.6%, COMPOUNDED SEMI-ANNUALLY (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES). MOREOVER, THE PROJECTED PAYMENT SCHEDULE WITH RESPECT TO THE SECURITIES (ASSUMING A PRINCIPAL AMOUNT OF $1,000 AND AN ISSUE PRICE OF $985 OR WITH RESPECT TO EACH INTEGRAL MULTIPLE THEREOF) CONSISTS OF (A) A PAYMENT OF STATED INTEREST EQUAL TO $3.85 ON SEPTEMBER 30, 2003, (B) PAYMENTS OF STATED INTEREST EQUAL TO $3.75 ON ALL SUBSEQUENT SEMI-ANNUAL INTEREST PAYMENT DATES (EXCLUDING THE STATED SEMI-ANNUAL INTEREST ON THE SECURITIES PAYABLE ON THE MATURITY DATE), AND (C) A PAYMENT OF A PROJECTED AMOUNT UPON A HYPOTHETICAL EXCHANGE OF THE SECURITIES ON THE LATEST DATE ON WHICH AN EXCHANGE COULD BE PERMITTED (EXCLUDING THE STATED SEMI-ANNUAL INTEREST ON THE SECURITIES PAYABLE ON THE MATURITY DATE) EQUAL TO $2,708.19.

LIBERTY AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS SECURITY EACH HOLDER OF THIS SECURITY WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS SECURITY AS A DEBT INSTRUMENT THAT IS SUBJECT TO U.S. TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT PAYMENT REGULATIONS"), (2) TO TREAT THE FAIR MARKET VALUE OF ANY REFERENCE SHARES OR ANY SHARES OF COMPANY COMMON STOCK RECEIVED UPON AN EXCHANGE OF THIS SECURITY, UPON A REDEMPTION OF THIS SECURITY, OR UPON A PURCHASE OF THIS SECURITY AT THE HOLDER'S OPTION (TOGETHER WITH ANY CASH PAYMENT IN LIEU OF FRACTIONAL SHARES) OR CASH, OR A COMBINATION OF CASH, REFERENCE SHARES, AND/OR COMPANY COMMON STOCK AS A CONTINGENT PAYMENT FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, AND (3) TO ACCRUE INTEREST WITH RESPECT TO THE SECURITY AS ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES ACCORDING TO THE "NONCONTINGENT BOND METHOD," SET FORTH IN THE CONTINGENT PAYMENT REGULATIONS, AND TO BE BOUND BY LIBERTY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THIS SECURITY.

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR

PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH LIBERTY OR ANY AFFILIATE OF LIBERTY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO LIBERTY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE OR TRANSFER AGENT FOR THIS SECURITY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE OR TRANSFER AGENT FOR THIS SECURITY OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT LIBERTY, THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR RESERVE THE RIGHT PRIOR TO ANY OFFER, SALE OR OTHER TRANSFER PURSUANT TO CLAUSES (D) OR (E) ABOVE TO REQUIRE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND OTHER INFORMATION SATISFACTORY TO LIBERTY, THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO LIBERTY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY

OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. [-]                                          Original Principal Amount: $[-]
CUSIP No. 530718 AB 1

                            LIBERTY MEDIA CORPORATION

                  .75% Exchangeable Senior Debentures due 2023

     Liberty Media Corporation, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the amount provided in Section 204 of the Tenth Supplemental Indenture referred to herein (such amount being referred to herein as the "Maturity Repayment Amount") on March 30, 2023, and to pay interest on the Original Principal Amount of this Debenture from March 26, 2023 or from the most recent date to which interest has been paid or provided for, semiannually on March 30 and September 30 in each year (each, an "Interest Payment Date"), commencing September 30, 2003, at the rate of .75% per annum, until the Maturity Repayment Amount is paid or made available for payment. Interest on this Debenture shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and paid or provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business
Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not paid or provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to the Holders of Debentures not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

     Payment of the Maturity Repayment Amount and the interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; PROVIDED, FURTHER, that payment to DTC or any successor Depository may be made by wire transfer to the account designated by DTC or such successor Depository in writing. Payment of the Maturity Repayment Amount may also be made in Reference Shares in accordance with Section 204 of the Tenth Supplemental Indenture.

     The Company shall distribute, or cause to be distributed, Additional Distributions to Holders in accordance with Section 206 of the Tenth Supplemental Indenture, between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), dated as of March 26, 2003, establishing the terms of the Debentures pursuant to the Indenture (the "Tenth Supplemental Indenture").

     This Debenture is one of a duly authorized issue of securities of the Company (herein called the "Debentures") issued and to be issued in one or more series under an Indenture dated as of July 7, 1999 (herein called, together with the Tenth Supplemental Indenture and all other indentures supplemental thereto, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered. This Debenture is one of the series designated on the face hereof, initially limited (subject to exceptions provided in the Indenture) to the aggregate Original Principal Amount specified in the Tenth Supplemental Indenture.

     The Debentures are redeemable at the option of the Company, in whole or in part at any time or from time to time on or after April 5, 2008, on the terms set forth in Section 208 of the Tenth Supplemental Indenture.

     The Debentures are exchangeable at the option of the Holders thereof on the terms set forth in Section 209 of the Tenth Supplemental Indenture.

     The Debentures are subject to purchase by the Company at the option of the Holders thereof on the terms set forth in Section 210 of the Tenth Supplemental Indenture.

     If an Event of Default (as defined in the Indenture, including the amendments thereto in the Tenth Supplemental Indenture) with respect to the Debentures shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Company agrees, and each Holder and any beneficial owner of a Debenture by its purchase thereof shall be deemed to agree, to treat, for United States federal income tax purposes, the fair market value of any Reference Shares or any shares of Company Common Stock received upon an exchange of a Debenture, upon a redemption of a Debenture, or upon a purchase of a Debenture at the Holder's option (together with any cash payment in lieu of fractional shares) or cash, or a combination of cash, Reference Shares, and/or Company Common Stock as a contingent payment on the Debenture for purposes of U.S. Treasury Regulation
Section 1.1275-4(b).

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debentures issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture or such Debentures.

     No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Maturity Repayment Amount, Additional Distributions and interest on this Debenture, at the times, place and rate, and in the coin or currency or other form of consideration, herein and in the Indenture prescribed.

     As provided in the Indenture and subject to certain limitations set forth therein and in this Debenture, the transfer of this Debenture may be registered on the Security Register upon surrender of this Debenture for registration of transfer at the office or agency of the Company maintained for the purpose in any place where the Maturity Repayment Amount, Additional Distributions, Exchange Market Value, Redemption Price, Purchase Price and interest on this Debenture are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debentures of this series and of like tenor, of authorized denominations and for the same aggregate Original Principal Amount, will be issued to the designated transferee or transferees.

     The Debentures are issuable only in registered form without coupons in the denominations specified in the Tenth Supplemental Indenture establishing the terms of the Debentures, all as more fully provided in the Indenture. As provided in the Indenture, and subject to certain limitations set forth in the Indenture and in this Debenture, the Debentures are exchangeable for a like aggregate Original Principal Amount of Debentures of this series in different authorized denominations, as requested by the Holders surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

     Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Debenture shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Debenture shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                            LIBERTY MEDIA CORPORATION


Attest:                                     By:
        ------------------------                ------------------------
        Name:  Elizabeth M. Markowski           Name:  David J.A. Flowers
        Title: Senior Vice President            Title: Senior Vice President and
                                                       Treasurer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Debentures of the series designated herein referred to in the within-mentioned Indenture.

Dated: April 4, 2003                        THE BANK OF NEW YORK,
                                            as Trustee


                                            By:
                                                -------------------------
                                                    Authorized Signatory

                             CERTIFICATE OF TRANSFER

     To transfer or assign this Debenture, fill in the form below:

I or we transfer and assign this Debenture to


________________________________________________________________________________
                       (Insert assignee's tax I.D. number)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or Type assignee's name, address and zip code)

and irrevocably appoint ________________ agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.

Date:                                   Your signature:
     -------------------------                         -------------------------

                                                                       EXHIBIT B


                          [FORM OF NOTICE OF EXCHANGE]

The Bank of New York
101 Barclay Street
New York, NY 10286

                   Re: $1,500,000,000 .75% Exchangeable Senior
                       Debentures due 2023 (the "Debentures")

Gentlemen:

     The undersigned Holder of debentures hereby gives notice of its intention to exchange $______________ aggregate Original Principal Amount of Debentures.

     If Reference Shares or Company Common Stock are to be delivered as part of this exchange, they should be delivered to:


     If cash is to be paid as part of this exchange, it should be sent to:


     Any communication to the Holder in connection with this exchange should be directed to:

                                             Very truly yours,

                                             [Name of Holder]


                                             By:
                                                --------------------------
                                                Name:
                                                Title:

Date of Notice of Exchange:

                                       B-1